SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           FIRST COMMERCE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                           FIRST COMMERCE CORPORATION
                            301 South McDowell Street
                                    Suite 100
                         Charlotte, North Carolina 28204
                                 (704) 945-6565

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 23, 2002

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of First Commerce Company (the "Company") will be held on April 23, 2002, at 5:00 p.m., Eastern Daylight Time, at the Levine Museum of the South, 200 East 7th Street, Charlotte, North Carolina 28202.

     The Meeting is for the purpose of considering and voting upon the following matters:

     1. To elect five persons who will serve as directors of the Company until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2. To ratify the selection of McGladrey & Pullen LLP ("McGladrey") as the independent auditor for the Company for the fiscal year ending December 31, 2002;

     3. To approve the First Commerce Corporation Omnibus Stock and Incentive Plan; and

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Meeting.

     The Board of Directors has established February 28, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                By Order of the Board of Directors


                                /s/ Wesley W. Sturges
                                ---------------------
                                Wesley W. Sturges
                                President
Charlotte, North Carolina
March 19, 2002

A form of proxy is enclosed to enable you to vote your shares at the Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                           FIRST COMMERCE CORPORATION
                            301 South McDowell Street
                                    Suite 100
                         Charlotte, North Carolina 28204
                                 (704) 945-6565

                                 PROXY STATEMENT
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                 April 23, 2002

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

     These proxy materials are delivered in connection with the solicitation by First Commerce Corporation's (the "Company," "we" or "our") Board of Directors of proxies to be voted at the 2002 Annual Meeting of Stockholders and at any adjournment or postponement. You are invited to attend our Annual Meeting on April 23, 2002, at 5:00 p.m., Eastern Daylight Time, at the Levine Museum of the South, 200 East 7th Street, Charlotte, North Carolina 28202. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on March 19, 2002.

     Other than the matters listed on the attached Notice of 2002 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented thereby in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

Revocability of Proxy

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with David E. Keul, the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's outstanding common stock that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

     The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf in person or by telephone, facsimile transmission or by telegram by the directors, officers and regular employees of the Company and its wholly-owned commercial bank subsidiary, First Commerce Bank (the "Bank"). We have requested brokerage houses and nominees to forward these proxy materials to the beneficial owners of shares held of record and, upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Voting Securities and Vote Required for Approval

     Regardless of the number of shares of the Company's Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed form of proxy and returning it signed and dated in the enclosed postage-paid envelope. Any stockholder may vote for, against, or withhold authority to vote on any matter to come before the Annual Meeting. If the enclosed proxy is properly completed, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If no instructions are given, the proxy will be voted FOR all of the proposals. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed, and the proxy will be voted FOR the proposal(s) on which no instructions are given.

     You are entitled to vote your common stock if our records showed that you held your shares as of February 28, 2002 (the "Record Date"). At the close of business in the Record Date, a total of 1,014,684 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote on each matter calling for a vote of stockholders at the Annual Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     A plurality of votes cast is required for the election of directors. As a result, those persons nominated who receive the largest number of votes will be elected as directors. Abstentions and broker "non-votes" are not counted for purposes of the election of directors. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

     The affirmative vote of a majority of the votes cast is required to approve the appointment of McGladrey & Pullen LLP. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

     The affirmative vote of a majority of the votes cast is required to approve the First Commerce Corporation Omnibus Stock and Incentive Plan. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), require that any person who acquires the beneficial ownership of more than five percent of the Common Stock of the Company notify the Securities Exchange Commission (the "SEC") and the Company. As of the Record Date, no persons or groups known to the Company beneficially owned more than five percent of the Common Stock.

     Set forth below is certain information, as of the Record Date, regarding those shares of Common Stock owned beneficially by each of the members of the Board of Directors of the Company (including nominees for election at the Meeting), the President and Chief Executive Officer of the Company, and the directors and executive officers of the Company as a group.

                                                             Amount and
                                                             Nature of                          Percentage
                                                             Beneficial                             of
Name and Address of Beneficial Owner                         Ownership(1)                         Class(2)
------------------------------------                        -----------                          -------
Robert D. Culbertson, Director                                 16,7303(3)                             1.64%
Post Office Box 36309
Charlotte, North Carolina  28236





                                                              Amount and
                                                              Nature of                          Percentage
                                                              Beneficial                             of
Name and Address of Beneficial Owner                          Ownership(1)                         Class(2)
------------------------------------                         -----------                          -------

G. Dixon Handshaw, Director and                                8,9634(4)                              0.88%
Nominee for Re-election
16634 Yacht Road
Mooresville, North Carolina  28115
Harriet A. Kaplan, Director and                                9,6475(5)                              0.94%
Nominee for Re-election
714 Edgehill Road
Charlotte, North Carolina  28207
Earl D. Leake, Director and                                    7,5226(6)                              0.74%
Nominee for Re-election
9917 Warwickshire Lane
Charlotte, North Carolina  28270
William G. Loeffler, Director and                              10,3617(7)                             1.01%
Nominee for Re-election
116 Edgewater Park
Davidson, North Carolina  28036
Penny J. Parks, Director                                       9,7738(8)                              0.96%
6924 Riesman Lane
Charlotte, North Carolina  28210
James Y. Preston, Director                                    11,8889(9)                              1.16%
401 South Tryon Street, Suite 3000
Charlotte, North Carolina  28202
David M. Sidbury, Director                                    31,65010(10)                             3.10%
Post Office Box 32533
Charlotte, North Carolina  28232
Richard C. Siskey, Director                                   39,95411(11)                             3.91%
12041 Royal Portrush Drive
Charlotte, North Carolina 28277
James E. Smith, Director                                      22,48512(12)                             2.20%
18227 Capstan Greens Road
Cornelius, North Carolina  28031
William G. Staton, Director                                   17,58513(13)                             1.72%
and Nominee for Re-election
2431 Hartmill Court
Charlotte, North Carolina  28226
Wesley W. Sturges, Director, President,                       31,65914(14)                             3.08%
CEO
2700 Tanglewood Lane
Charlotte, North Carolina  28211



                                        3


                                                              Amount and
                                                              Nature of                          Percentage
                                                              Beneficial                             of
Name and Address of Beneficial Owner                          Ownership(1)                         Class(2)
------------------------------------                         -----------                          -------

Howard E. Virkler, Director                                   19,72315(15)                             1.93%
15826 Lake Ridge Road
Charlotte, North Carolina  28278
All directors and executive                                  248,24516(16)                            22.59%
officers as a group (15 people)

----------------------------------------------

1 Unless otherwise noted, all shares are owned directly of record by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

2 Based upon a total of 1,014,684 shares of Common Stock outstanding as of the Record Date. Assumes the exercise of only those stock options included with respect to the designated recipient.

3 Includes 7,242 shares in which Mr. Culbertson has a right to acquire beneficial interest within 60 days by the exercise of options granted under the Company's 2001 Nonqualified Stock Option Plan for Directors ("2001 Nonqualified Option Plan").

4 Includes 7,065 shares in which Mr. Handshaw has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Option Plan.

5 Includes 7,116 shares in which Ms. Kaplan has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Option Plan.

6 Includes 6,889 shares in which Mr. Leake has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Option Plan.

7 Includes 7,198 shares in which Mr. Loeffler has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Option Plan.

8 Includes 6,989 shares in which Ms. Parks has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Option Plan.

9 Includes 8,092 shares in which Mr. Preston has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Option Plan.

10 Includes 7,108 shares in which Mr. Sidbury has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Option Plan.

11 Includes 7,017 shares in which Mr. Siskey has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Option Plan.

12 Includes 6,458 shares in which Mr. Smith has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Option Plan.

13 Includes 6,951 shares in which Mr. Staton has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Option Plan and 3,322 shares by Mr. Staton's spouse of which he disclaims beneficial ownership.

14 Includes 12,226 shares in which Mr. Sturges has a right to acquire beneficial interest within 60 days by the exercise of options granted under the Company's 2001 Incentive Stock Option Plan ("Incentive Option Plan").

15 Includes 7,072 shares in which Mr. Virkler has a right to acquire beneficial interest within 60 days by the exercise of options granted under the 2001 Nonqualified Stock Plan.

16 Includes 84,232 shares in which members of the named group have rights to acquire beneficial interests within 60 days by exercise of options granted under the 2001 Nonqualified Option Plan or the 2001 Incentive Option Plan.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended December 31, 2001, all directors and executive officers complied with all applicable Section 16(a) filing requirements.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

Nominees

     The Bylaws of the Company provide that the number of directors of the Company shall not be less than 12 nor more than 18. The exact number of directors shall be fixed by the Board of Directors or the stockholders. The Board of Directors has fixed the size of the Board to 14 members. The Company's Bylaws also provide that the Board of Directors shall be divided into three classes approximately equal in number. Each director in a class is to be elected for a term of three years, or until his earlier death, resignation, retirement, removal or disqualification or until his successor is elected and qualified.

     The Board of Directors has nominated G. Dixon Handshaw, A. Kaplan, Earl D. Leake, William G. Loeffler and William G. Staton for election as directors to serve for a three year term or until their earlier death, resignation, retirement, removal or disqualification or until their successors shall be elected and shall qualify. Any other persons nominated pursuant to the Bylaws of the Company must also be nominated for a three-year term.

     The persons named in the accompanying form of proxy intend to vote any shares of Common Stock represented by valid proxies received by them to elect these five nominees as directors for a three-year term, unless authority to vote is withheld or such proxies are duly revoked. Each of the nominees for election is currently a member of the Board of Directors. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Annual Meeting by the number of such persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation.) The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS. THE FIVE NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES SHALL BE DEEMED TO HAVE BEEN ELECTED.

     The following table sets forth as to each nominee, his or her name, age as of December 31, 2001, principal occupation during the last five years, the term for which he or she has been nominated, and the year he or she was first elected as a director.

               NOMINEES FOR TERM ENDING AS OF 2005 ANNUAL MEETING



                                                                                                Existing
                                Position(s)                       Principal Occupation          Term         Director
Name and Age                    Held                             During Last Five Years         Expires        Since
------------                    ----                             ----------------------         -------        -----
G. Dixon Handshaw               Director             President and Owner, Handshaw &            2002         1996
(52)                                                 Associates (developer of computer
                                                     based training programs for financial
                                                     institutions), Charlotte, North Carolina.
Harriet A. Kaplan               Director             Civic leader; Publisher and President,     2002         1996
(68)                                                 The Leader (weekly newspaper),
                                                     ----------
                                                     Charlotte, North Carolina.
Earl D. Leake                   Director             Vice President of Human Resources,         2002         1996
(50)                                                 Lance, Inc. (baked goods
                                                     manufacturer), Charlotte, North
                                                     Carolina since 1995.
William G. Loeffler             Director             Chairman (Retired), Loeffler Ketchum       2002         1996
(62)                                                 Mountjoy (advertising and public
                                                     relations firm), Charlotte, North
                                                     Carolina.
William G. Staton               Director             Chairman, Staton Financial Advisors,       2002         1996
(54)                                                 LLC (investment advisory company),
                                                     Charlotte, North Carolina.

         The following table sets forth as to each director continuing in office, his or her name, age as of December 31, 2001, principal occupation during the last five years, the term for which he or she is serving, and the year he or she was first elected as a director.

                         DIRECTORS CONTINUING IN OFFICE


                                                                                            Existing
                                                       Principal Occupation                 Term        Director
Name and Age                 Position(s) Held         During Last Five Years                Expires     Since
------------                 ----------------         ----------------------                -------     -----
Robert D. Culbertson         Director              President, The Morehead Group               2003       1996
(69)                                               (insurance and executive benefits
                                                   consulting firm), Charlotte, North
                                                   Carolina.
Penny J. Parks               Director              President, Parks & Co. (computer            2004       1996
(41)                                               consulting firm), Charlotte, North
                                                   Carolina.
James Y. Preston             Director and          Partner, Parker, Poe, Adams &               2003       1996
(64)                         Chairman              Bernstein (attorneys), Charlotte,
                                                   North Carolina.





David M. Sidbury             Director              President, David M. Sidbury, Inc.           2003       1996
(51)                                               (commercial construction
                                                   company), Charlotte, North
                                                   Carolina.
Richard C. Siskey            Director              Managing Director, Wall Street              2004       1996
(43)                                               Capitol, Charlotte, North Carolina
                                                   since November 1999, President,
                                                   Siskey Companies, Inc. (insurance
                                                   and financial planning firm),
                                                   Charlotte, North Carolina since
                                                   January, 1999; Partner,
                                                   Consolidated Planning, Inc.,
                                                   Charlotte, North Carolina from
                                                   1985 until October 1999.
James E. Smith               Director              Owners and partner, Northcross              2004       1996
(69)                                               Lanes at the Lake (bowling and
                                                   recreational complex), Huntersville,
                                                   North Carolina since 1996.
Wesley W. Sturges            Director,             President and Chief Executive               2004       1996
(52)                         President and         Officer of the Bank and the
                             Chief Executive       Company.
                             Officer
Howard E. Virkler            Director              President (Retired), The Virkler            2003       1996
(61)                                               Company (specialty chemical
                                                   manufacturer), Charlotte, North
                                                   Carolina.


Meetings of the Board and Committees of the Board

     The Board of Directors held eight regular meetings during the fiscal year ended December 31, 2001. During that year, all incumbent directors, except for Richard Siskey, attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees on which they served.

     The Company's Board of Directors has appointed several standing committees, including an Executive Committee, a Compensation Committee, a Nominating Committee and an Audit Committee.

     The Executive Committee has five members, James Y. Preston - Chairman, Wesley W. Sturges, David M. Sidbury, Harriet A. Kaplan and Earl D. Leake. The Executive Committee has the authority to make certain executive decisions when the Board of Directors cannot convene and vote on the issues. These decisions are then offered for ratification by the full Board. The Executive Committee met seven times during the fiscal year ended December 31, 2001.

     The Compensation Committee has three members, Earl Leake - Chairman, Penny Parks, James E. Smith and Wesley W. Sturges. The Compensation Committee administers the Company's compensation program and has responsibility for matters involving the compensation of executive officers of the Company and the Bank. All actions of the Compensation Committee are subject to review by the full Board of Directors. The Compensation Committee met three times during the fiscal year ended December 31, 2001.

     The Nominating Committee has five members: Howard E. Virkler - Chairman, Harriet A. Kaplan, Earl D. Leake, Robert D. Culbertson and David M. Sidbury. The Nominating Committee shall be responsible for continuous review of the needs of the Corporation with regard to the make-up and membership of the Board of Directors; shall nominate persons for membership on the Board of Directors at least annually; shall nominate the officers of the Corporation annually; shall nominate the Chairman and Vice Chairman of the Corporation annually; shall advise the Chairman with regard to appointments to Committees and designation of the Chairs of the Committees annually; and shall perform such other duties as may be assigned to it from time to time by the Board of Directors.

     The Audit Committee has three members, Howard E. Virkler - Chairman, G. Dixon Handshaw and Penny J. Parks, all of whom are outside directors. The current members of the Audit Committee are believed to be independent as that term is defined in the National Association of Securities Dealers' Rule 4200(a)(15). The Common Stock is qualified for quotation on the OTCBB and the Company is therefore subject to Rule 4200(a)(15). In accordance with its written charter adopted by the Board of Directors on May 24, 2001, a copy of which is attached as Appendix A, the Audit Committee meets on an as needed basis and (i) oversees the independent auditing of the Company; (ii) arranges for periodic reports from the independent auditors, from management of the Company, and from the internal auditor of the Company in order to assess the impact of significant regulatory and accounting changes and developments; (iii) advises the Board of Directors regarding significant accounting and regulatory developments; (iv) reviews the Company's policies regarding compliance with laws and regulations, conflicts of interest and employee misconduct and reviews situations related thereto; (v) develops and implements the Company's policies regarding internal and external auditing and appoints, meets with and oversees the performance of those employed in connection therewith; and (vi) performs such other duties as may be assigned to it by the Board of Directors. The Audit Committee met two times during the fiscal year ended December 31, 2001.

     The Audit Committee has reviewed and discussed with the Company's independent auditors all matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements of Auditing Standards), as amended. The Audit Committee has also reviewed and discussed the Company's audited financial statements with management. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," as amended, and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the Audit Committee's review and discussions with management and the independent auditors referenced above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended reappointment, subject to shareholder approval, of the independent auditors, and the Board of Directors concurred in such recommendation.

                                                     Howard E. Virkler
                                                     Penny J. Parks
                                                     G. Dixon Handshaw

     The Board appoints other committees of its members to perform certain more limited functions from time to time.

Director Compensation

     Board Fees. During the fiscal year ended December 31, 2001, the Company's compensation policy for directors provided for an annual retainer for each director of $1,000 ($1,500 for the Chairman); a fee of $250 ($350 for the Chairman) for each meeting of the Board attended; a fee of $100 ($150 for the Chairman) for each meeting of a standing committee of the Board attended except for the Loan Committee which receives a fee of $200 ($250 for the Chairman) for each meeting attended; and a fee of $100 ($150 for the Chairman) for each meeting of other committees appointed by the Board from time to time. The total of all fees paid to the Company's directors for the year 2001 was $56,650.

     2001 Nonqualified Stock Option Plan for Directors. On April 24, 2001, the stockholders approved the continuation by the Company of the Bank's 1997 Nonqualified Stock Option Plan for Directors (and all amendments thereto) as the 2001 Nonqualified Option Plan, which provides for the granting of options to purchase shares of the Company's Common Stock ("Nonqualified Options") to non-employee directors of the Company and its subsidiaries (the "Optionees").

     Following the approval by the shareholders of the First Commerce Corporation Omnibus Stock and Incentive Plan, the Board of Directors of the Company shall terminate the 2000 Nonqualified Option Plan. See "PROPOSAL 3 - APPROVAL OF FIRST COMMERCE CORPORATION OMNIBUS STOCK AND INCENTIVE PLAN."

Executive Officers

     The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.


NAME                        AGE ON                                                             EMPLOYED BY THE
----                        ------                                                             ---------------
                            DECEMBER              POSITIONS AND OCCUPATIONS                    BANK OR COMPANY
                            --------              -------------------------                    ---------------
                            31, 2001              DURING LAST FIVE YEARS                       SINCE
                            --------              ----------------------                       -----
Wesley W. Sturges           52                    Director, President and Chief Executive                    1995
                                                  Officer of the Company and the Bank

E. Michael Gudely, II       44                    Executive Vice President, Chief                            1996
                                                  Operating Officer and Secretary of the
                                                  Company and the Bank; and Chief Credit
                                                  Officer of the Bank; Vice President and
                                                  Commercial Loan Officer of the Bank
                                                  from June 1996 to March 1998; Vice
                                                  President and Commercial Banking
                                                  Officer, United Carolina Bank, from
                                                  January 1986 to June 1996.

David E. Keul               42                    Senior Vice President, Chief Financial                     2000
                                                  Officer and Assistant Secretary of the
                                                  Company and the Bank; Senior Vice
                                                  President and Controller, First Charter
                                                  National Bank from June 1995 to July
                                                  2000.

----------------------------------------------

Executive Compensation. The following table shows the cash and certain other compensation paid to or received by the named executive officers of the Company for services rendered in all capacities during the fiscal years ended December 31, 2001, 2000, 1999.



                           SUMMARY COMPENSATION TABLE



                                                                                        Securities
        Name and                                                      Other Annual     Underlying         All Other
    Principal Position      Year      Salary ($)      Bonus ($)   Compensation ($)1    Options/SARS (#)2Compensation
    ------------------      ----      ----------      ---------   -----------------    ---------------- ------------
     Wesley W. Sturges,     2001       $150,000        $36,750            -               5,810/0          $4,500(3)
       President and Chief  2000       $150,000        $15,000            -               4,400/0          $4,500(3)
       Executive Officer    1999       $145,000        $35,000            -              5,720/0           $4,243(3)



     E. Michael Gudely, II, 2001       $111,792        $23,600            -               4510/0           $3,066(4)
       Executive Vice       2000       $102,000        $10,000            -               3,410/0          $3,060(4)
       President, Chief     1999       $ 90,000        $22,500            -               3,850/0          $2,700(4)
       Credit Officer

     David E. Keul          2001        $85,000        $16,100                            3080/0            $2,550(5)
       Senior Vice President2000        $19,194        $ 7,500                                              $  576(5)
       Chief Financial Officer

--------------------------------

(1)Prerequisites and personal benefits awarded to the executive officers of the Company did not exceed, on an individual basis, the lesser of $50,000 or 10% of the total annual salary and bonus of the respective executive officer in any year reported.

(2)Number of shares are adjusted for the 10% stock dividend effective November 2001.

(3)Includes $4,500, $4,500 and $4,243 contributed to the Bank's Savings Incentive Match Plan for Employees for Mr. Sturges for the fiscal years 2001, 2000, and 1999, respectively.

(4)Includes $3,066, $3,060 and $2,700 contributed to the Bank's Savings Incentive Match Plan for Employees for Mr. Gudely for the fiscal years 2001, 2000, and 1999, respectively.

(5)Includes $2,550 and $576 contributed to the Bank's Savings Incentive Match Plan for Employees for Mr. Keul for the fiscal year 2001.

     Bonuses. In the past, the Bank has paid bonuses to its employees in amounts determined in the discretion of the Board of Directors. Such bonuses are typically awarded and paid during the first fiscal quarter of the year based on the Bank's financial performance for the previous fiscal year. In 2001, 2000 and 1999, the Bank paid bonuses totaling $165,000, $113,000, and $133,900, respectively, to all employees. The Bank anticipates that bonuses will continue to be paid to its employees in the future.

     2001 Incentive Stock Option Plan. On April 14, 1997, the Bank's stockholders approved the 1997 Incentive Option Plan which provides for the granting of options to purchase shares of the Bank's Common Stock ("Incentive Options") to officers and other full-time employees of the Bank and its subsidiaries, if any, including the Bank's executive officers who are also directors of the Bank (the "Incentive Optionees"). The Plan was amended by the stockholders on May 27, 1999, to increase the number of options which could be granted. The Board of Directors of the Bank and the Company authorized the amendment and restatement of the 1997 Incentive Option Plan as the 2001 Incentive Option Plan, effective May 24, 2001, to provide for the issuance of the Company's common stock, rather than the Bank's common stock, upon the exercise of options. Following the approval by the shareholders of the First Commerce Corporation Omnibus Stock and Incentive Plan, the Board of Directors of the Company shall terminate the 2001 Incentive Option Plan. See "PROPOSAL 3 - APPROVAL OF FIRST COMMERCE CORPORATION OMNIBUS STOCK AND INCENTIVE PLAN."

     The following table provides certain information with respect to the grant of stock options to the executive officers of the Company or the Bank made during the fiscal year ended December 31, 2001.



                                            Option/SAR Grants in Last Fiscal Year
                                            -------------------------------------
                                                        Individual Grants
                                                        -----------------
                                                Number of             % of Total
                                               Securities            Options/SARs
                                               Underlying             Granted to             Exercise
                                              Options/SARs           Employees in            or Base          Expiration
            Name                Year             Granted              Fiscal Year             Price              Date
            ----                ----             -------              -----------             -----              ----
Wesley W. Sturges               2001            5,8101,3                 18.42%              $7.4552          May 9, 2011
E. Michael Gudely, II           2001            4,5101,3                14.29%               $7.4552          May 9, 2011
David E. Keul                   2001            3,0801,3                 9.76%               $7.4552          May 9, 2011

----------------

1. 20% of the options granted vest on each of the five anniversaries following the date of grant.

2. Represents the market price of the underlying securities on the date of grant based upon average between the bid and ask price known to management prior to grant. The price was adjusted for the 10% stock dividend paid in November 2001.

3.   Number of shares are adjusted for the 10% stock  dividend  paid in November
     2001.

No options were exercised by the executive officers of the Company or the Bank during the fiscal year ended December 31, 2001.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                      and Fiscal Year-End Option/SAR Values


                                                                                                      Value of
                                                               Number of Securities                 Unexercised
                              Shares                          Underlying Unexercised                in-the-Money
                             Acquired         Value              Options/SARs at                  Options/SARs at
       Name                 on Exercise      Realized            Fiscal Year End                  Fiscal Year End
-----------------          -------------     --------           -----------------                ----------------

                                                          Exercisable     Unexercisable    Exercisable     Unexercisable
                                                          -----------     -------------    -----------     -------------
Wesley W. Sturges                0             $ 0          12,2261          16,545         $22,1702,6        $44,695
E. Michael Gudely, II            0             $ 0           5,5623          11,268         $7,8564,6         $32,068
David E. Keul                    0              $0             0              3,080           $05,6           $14,000

  -------------------

(1)Options to acquire 1,354 shares at an exercise price of $9.09 per share vested on each of July 14, 1998, 1999, 2000 and 2001. Options to acquire 1,214 shares at an exercise price of $11.07 vested on each of May 5, 1999, 2000 and 2001. Options to acquire 1,144 shares at an exercise price of $12.39 vested on each of June 25, 2000 and 2001. Options to acquire 880 shares at an exercise price of $8.57 vested on June 27, 2001.

(2)The exercise price of the 6,738 stock options granted in 1997 is $9.09, the exercise price of the 6,072 options granted in 1998 is $11.07, the exercise price of the 5,720 stock options granted in 1999 is $12.39, the exercise price of the 4,400 stock options granted in 2000 is $8.57, and the exercise price of the 5,810 stock options granted in 2001 is $7.455.

(3)Options to acquire 304 shares at an exercise price of $9.09 per share vested on each of July 14, 1998, 1999, 2000 and 2001. Options to acquire 708 shares at an exercise price of $11.07 per share vested on each of May 5, 1999, 2000 and 2001. Options to acquire 770 shares at an exercise price of $12.39 per share vested on each of June 25, 2000 and 2001. Options to acquire 682 shares at an exercise price of $8.57 per share vested on June 27, 2001.

(4)The exercise price of the 1,518 stock options granted in 1997 is $9.09, the exercise price of the 3,542 options granted in 1998 is $11.07, the exercise price of the 3,850 stock options granted in 1999 is $12.39, the exercise price of the 3,410 stock options granted in 2000 is $8.57 and the exercise price of the 4,510 stock options granted in 2001 is $7.455.

(5)The exercise price of the 3,080 stock options granted in 2001 is $7.455.

(6)The price paid for the Common Stock in the last trade known to management to have occurred prior to December 31, 2001 was $12.00, which trade occurred on December 26, 2001.

     Executive Employment Agreements. Wesley W. Sturges, the President and Chief Executive Officer, and E. Michael Gudely, II, Executive Vice President and Chief Credit Officer, each entered into an employment agreement with the Bank effective as of July 8, 1998. Each employment agreement provides for a three-year term, which is extended under each agreement for one year on each anniversary of July 8, 1998, unless the Bank or the executive gives notice to the other of the termination of such term extension provision. The agreements provide for an annual base salary in amounts determined from time to time by the Board of Directors, but in amounts not less than $102,000 for Mr. Sturges and $80,000 for Mr. Gudely. The agreements also provide for participation in retirement and employee benefit plans and certain fringe benefits. In the event of the involuntary termination of the executive's employment without cause, each executive generally would be entitled to receive payment of his annual base salary for the greater of six months or the remainder of the term of his agreement. In the event an executive becomes disabled, he would be entitled to receive two-thirds of his annual base salary for the greater of six months or the remainder of his employment term.

     Each employment agreement provides for certain payments to the executive in the event there is a change in control of the Bank. In such an event, the term of each employment agreement would become the greater of its then current duration and three years. Further, upon a change of control or within 24 months thereafter, the executive may terminate the agreement if he has been assigned duties not commensurate with his duties prior to the change in control under terms or conditions satisfactory to him, his benefits are reduced below the amounts in effect prior to the change in control or he is transferred to a location outside of Mecklenburg County, North Carolina and, within one year of such event, he gives notice of termination. If the executive so terminates his agreement or his employment is otherwise terminated in connection with a change in control, the Bank will pay to him an amount equal to 299% of his annual base salary and he will be entitled to continue to participate in certain benefit plans of the Bank.

401(k) Plan. Effective January 1, 2002, the Bank adopted the First Commerce Bank 401(k) Plan (the "401(k) Plan") as described under Section 401 of the Internal Revenue code. The 401(k) Plan is administered by an unaffiliated company. All employees are eligible to participate in the 401(k) Plan if they have completed one month of service and attained the age of 21. All participants eligible for the SIMPLE are 100% vested. All new employees will vest at a rate of 25% per year. The Bank has elected to contribute a matching contribution that is equal to 100% of the voluntary employee contribution up to a maximum of 4% of individual compensation for the year.

Indebtedness of and Transactions with Management

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The highest aggregate outstanding balance of loans to current directors, executive officers and their associates, as a group, since January 1, 2001, was $5,400,894, which represented approximately 56.2% of the Bank's then current equity capital accounts. The amount outstanding at December 31, 2001, was $5,377,145, which represented approximately 37.6% of the Bank's then current equity capital accounts.

     In 1996, the Bank employed Loeffler Ketchum Mountjoy ("LKM"), a public relations and advertising firm in Charlotte, North Carolina, for design, publicity and advertising services in connection with the organization of the Bank and the Bank's opening and operations in 1996. Since 1996, the Bank continued to retain LKM to provide design, publicity and advertising services until June 2000. In 1999 and from January until June 2000, the Bank paid LKM a total of $56,500 and $26,365, respectively, for such services. These fees are comparable to those that would have been paid to an unrelated party for similar services. William G. Loeffler, a retired director of the Company and the Bank, is Chairman of LKM.


                                   PROPOSAL II

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     McGladrey & Pullen LLP ("McGladrey") has been selected as the Company's independent auditor for the year ending December 31, 2002. Such selection is being submitted to the Company's stockholders for ratification. Representatives of McGladrey are expected to attend the Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

     On September 11, 2000, the Board of Directors of the Bank approved the dismissal of the PricewaterhouseCoopers LLP, accounting firm ("PWC"). On the same date, the Board engaged McGladrey. During the two years ended December 31, 1998 and 1999, and the subsequent interim period ended June 30, 2000, the Bank had not consulted McGladrey with regard to either: (i) application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Bank's financial statements, or
(ii) any matter that was either the subject of a disagreement or a reportable event.

     PWC's reports on the financial statements for the two years ended December 31, 1999 and 1998, contained neither an adverse opinion nor a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope, or accounting principles. Furthermore, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during or for the years 1998 and 1999 or any subsequent interim period through June 30, 2000.

Audit Fees

     The aggregate fees billed or anticipated to be billed for professional services rendered by McGladrey for the review of the financial statements included in the Company's Form 10-QSB and for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 were $25,000.

Other Fees

     The Company has engaged McGladrey to provide tax advice and assistance, including assistance in the preparation of the Company's tax returns for 2001 and following years. The aggregate fees billed or anticipated to be billed for such services for the fiscal year ended December 31, 2001 were $9,600.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT  THE  STOCKHOLDERS   VOTE  FOR
RATIFICATION OF THE SELECTION OF McGLADREY AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                                  PROPOSAL III

                   APPROVAL OF THE FIRST COMMERCE CORPORATION
                        OMNIBUS STOCK AND INCENTIVE PLAN

General

     The Board of Directors has adopted the First Commerce Corporation Omnibus Stock and Incentive Plan (the "Omnibus Plan"), subject to stockholder approval. The Omnibus Plan provides for awards of Incentive Stock Options, Nonqualified Stock Options, Performance Units, Restricted Stock Awards and Stock Purchase Rights. The purpose of the Omnibus Plan is to further and promote the interests of the Company and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate key employees and directors, and to align the interests of such key employees and directors with those of the Company's shareholders. Additionally, the Omnibus Plan's objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce a one company perspective. To do so, the Omnibus Plan offers performance-based stock and cash incentives and other equity-based incentive awards and opportunities to provide such key employees and directors with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

Description of the Plans

     The following description of the Omnibus Plan is a summary of its terms and is qualified in its entirety by reference to the Omnibus Plan, a copy of which is attached hereto as Appendix B.

     Administration. The Omnibus Plan is administered by a committee of the Board of Directors (the "Committee") that is composed of three directors.

     Options. Options granted under the Omnibus Plan to eligible directors and employees may be either incentive stock options ("ISOs") or non-qualified options ("NSOs"). The exercise price of an Option may not be less than 100% of the fair market value of the Common Stock on the date of grant.

     The Committee shall determine the expiration date of each Option granted, up to a maximum of ten years from the date of grant. In the Committee's discretion, it may specify the period or periods of time within which each Option will first become exercisable, which period or periods may be accelerated or shortened by the Committee.

     Each Option granted will terminate upon the expiration date established by the Committee or upon the earlier of (i) twelve months after the holder ceases to be an eligible employee or director by reason of death or disability, (ii) three months after the holder ceases to be an eligible employee or director by reason of retirements and (iii) immediately as of the date the holder is no longer an eligible employee or director for any reason other than death, disability or retirement. In the event of a change in control (as that term is defined in the Omnibus Plan), any unvested options granted under the Omnibus Plan will immediately and automatically vest.

     Restricted Awards. The Committee may grant Awards of shares of Common Stock subject to certain transfer restrictions ("Restricted Awards") to eligible participants under the Omnibus Plan for such purchase price per share, if any, as the Committee, in its discretion, may determine appropriate. The Committee shall determine the expiration date for each Restricted Award. In the Committee's discretion, it may specify the period or periods of time within which each Restricted Award will first become exercisable, which period or periods may be accelerated or shortened by the Committee.

     If a participant's employment is terminated for any reason (other than disability, retirement or death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to Restricted Award(s), such Restricted Award or Awards shall be forfeited, unless the Committee in its discretion determines otherwise. In the event of a participant's disability, retirement or death during the restricted period, shares of restricted stock shall become free of restrictions to the extent determined by the Committee.

     Units. Under the Omnibus Plan, the Committee may grant to eligible directors and employees awards of long term incentive units, each equivalent in value to one share of Common Stock ("Performance Units"), subject to such terms and conditions as the Committee deems appropriate.

     Participants receiving Awards of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company, the Bank and/or the Participant satisfy certain performance goals (the "Performance Goals") during and in respect of a designated performance period as determined by the Committee (the "Performance Period"). Performance Goals and the Performance Period shall be established by the Committee in its sole discretion.

     In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, return on assets, net earnings per share growth, comparisons to peer companies, divisional goals, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate.

     In addition to the Performance Goals, the Committee may also require a minimum shareholder return (threshold) be attained before consideration is given to any results achieved on the Performance Goals. Should the Company, a Subsidiary, a Division and/or the Participant achieve the applicable Performance Goals, but the minimum shareholder return (threshold) is not satisfied, then the Participant's earning into and right to receive payment under the Performance Units awarded may be deferred by the Committee for up to two (2) year(s) until the threshold is satisfied. If the minimum shareholder return (threshold) is not satisfied within such additional period of time, then the Performance Units awarded shall lapse and be forfeited.

     With respect to each Performance Unit, the participant shall, if the applicable Performance Goals and minimum shareholder return (threshold) have been satisfied by the Company, the Bank and/or the Participant, as applicable, during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit awarded times the number of such Performance Units so earned. Payment in settlement of earned Performance Units shall be made as soon as practical following the conclusion of the applicable Performance Period in cash, in shares of unrestricted Common Stock or in restricted stock, as the Committee, in its sole discretion, shall determine and provide in the relevant Award agreement.

     If a participant's employment is terminated for any reason (other than disability, retirement or death) prior to the completion of any Performance Period, all of such participant's Performance Units earnable in relation to such Performance Period shall be forfeited. If a Participant's termination of employment is due to disability, retirement or death, the disposition of the Participation Units of such Participant earnable in the Performance Period in which such termination occurs will be determined by the Committee in its discretion.

     Stock Purchase Rights.

     The Omnibus Plan provides for twelve-month offering periods ("Offering Period") commencing on each December 15 ("Offering Commencement Date") and ending on the following December 14 ("Purchase Date"). At the beginning of each offering period, we will grant each eligible employee a right to purchase shares of Common Stock ("Stock Purchase Right") at a price equal to the lesser of (i) 85% of the fair market value of a share of Common Stock on the Offering Commencement Date or (ii) 85% of the fair market value of a share of Common Stock on the Purchase Date. An employee may elect to participate by authorizing payroll deductions. The number of shares subject to each Stock Purchase Right will be determined by dividing the participant's account balance as of the Purchase Date by the price per share, disregarding any fractional shares. Each Stock Purchase Right granted under the Omnibus Plan will be automatically exercised at the end of the Offering Period, unless terminated sooner in accordance with the provisions of the Omnibus Plan.

     Adjustments. In the event the outstanding shares of the Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, or reclassification, appropriate proportionate adjustments will be made in (i) the aggregate number or kind of shares which may be issued pursuant to exercise of, or which underlie, Awards; (ii) the exercise or other purchase price, or Base Price, and the number and/or kind of shares acquirable under, or underlying, Award, (iii) and rights and matters determined on a per share basis under the Omnibus Plan. Any such adjustment will be made by the Committee, subject to ratification by the Board of Directors. Except with regard to Performance Units awarded under the Omnibus Plan, no adjustment in the Awards will be required by reason of the issuance of Common Stock, or securities convertible into Common Stock, by the Company for cash or the issuance of shares of Common Stock by the Company in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Company or a subsidiary thereof in connection therewith.

     Any shares of Common Stock allocated to Awards granted under the Omnibus Plan, which Awards are subsequently cancelled or forfeited, will be available for further allocation upon such cancellation or forfeiture.

         Federal Income Tax Consequences.

               Options. Under current provisions of the Code, the federal income tax treatment of ISOs and NSOs is different. Options granted to employees under the Omnibus Plan may be ISOs which are designed to result in beneficial tax treatment to the employee but not a tax deduction to the Company.

               The holder of an ISO generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the "Bargain Element") of the acquired common stock's fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such common stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an "Early Disposition"), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of the common stock generally will constitute a capital gain or loss for tax purposes.

               Options granted to directors under the Omnibus Plan would be "NSOs." In general, the holder of an NSO will recognize at the time of exercise of the NSO, compensation income equal to the amount by which the fair market value of the common stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the NSO.

               If an optionee exercises an ISO or NSO and delivers shares of common stock as payment for part or all of the exercise price of the stock purchased (the "Payment Stock"), no gain or loss generally will be recognized with respect to the Payment Stock; provided, however, if the Payment Stock was acquired pursuant to the exercise of an ISO, the optionee will be subject to recognizing as compensation income the Bargain Element on the Payment Stock as an Early Disposition if the exchange for the new shares occurs prior to the expiration of the holding periods for the Payment Stock.

               The Company generally would not recognize gain or loss or be entitled to a deduction upon either the grant of an ISO or NSO or the optionee's exercise of an ISO. The Company generally will recognize gain or loss or be entitled to a deduction upon the exercise of an NSO. If there is an Early Disposition, the Company generally would be entitled to deduct the Bargain Element as compensation paid to the optionee.

               Restricted Awards. Pursuant to Section 83 of the Code, recipients of Restricted Awards under the Omnibus Plan will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Restricted Awards in the year in which such amounts are included in income.

               Performance Units. The Company expects that participants generally will not be taxed on the award of Performance Units. Instead, any cash and the then fair market value of any Common Stock received by the participants upon the distribution of a Performance Unit generally will be taxable to the participants as compensation income upon such distribution. At that time, the Company generally will be entitled to claim a deduction in an amount equal to the compensation income.

               Stock Purchase Rights. Assuming that the sections of the Omnibus Plan governing Stock Purchase Rights qualifies as an employee stock purchase plan, as defined in Section 423 of the Code, a participant would not recognize any taxable income as a result of participating in the Omnibus Plan, except as described below.

               If a participant disposes of any share purchased under the Omnibus Plan more than two years after the first day of the Offering Period during which the share is purchased (a qualifying transfer), or if he or she dies while owning ay share purchased under the Omnibus Plan, the participant generally would recognize compensation income for the taxable year in which such qualifying transfer or death occurs in an amount equal to the lesser of (i) the excess of the fair market value of the disposed share at the time of such disposition or death over its purchase price, or (ii) 15% of the fair market value of the disposed share on the Purchase Date. In the case of a qualifying transfer, (a) the participant's tax basis in the disposed share could be increased by the amount of compensation income so recognized, and
          (b) the participant would recognize a capital gain or loss, as the case may be, equal to the difference between the amount realized from the disposition of the share and his or her tax basis (as so increased) in such share.

               If a participant disposes of any share other than by a qualifying transfer, the participant generally would recognize compensation income in an amount equal to the excess of the fair market value of the disposed share on the date of disposition over its purchase price, and we would be entitled to a tax deduction equal to the amount of such compensation income. Otherwise, we would not be entitled to any tax deduction with respect to the grant or exercise of purchase options under the Omnibus Plan or the subsequent sale by participants of shares purchased under the Omnibus Plan.

               The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Stockholders are being asked to approve the Omnibus Plan. The Omnibus Plan will not be effective without the required stockholder and regulatory approvals. Executive officers and members of the Board of Directors, all of whom are stockholders and who, as a group, have voting control over 141,937 shares (14.0%) of the Common Stock, will be participants in the Omnibus Plan. See "PROPOSAL III-APPROVAL OF THE FIRST COMMERCE CORPORATION OMNIBUS STOCK AND INCENTIVE PLAN."

                   DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS

     It is presently anticipated that the 2003 Annual Meeting of Stockholders of the Company will be held in April of 2003. In order for stockholder proposals to be included in the Company's proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office no later than November 20, 2002 and meet all other applicable requirements for inclusion in the proxy statement.

     The   Company's   Bylaws   provide  that,  in  order  to  be  eligible  for
consideration at the annual meeting of stockholders, all nominations of directors, other than those made by the Board of Directors must be made in writing and must be delivered to the Secretary of the Company not less than 120 days prior to the meeting at which such nominations will be made.

     In the alternative, a stockholder may commence his own proxy solicitation and present a proposal from the floor at the 2003 Annual Meeting of Stockholders of the Company. Any such proxy solicitation will be subject to, and must be conducted in compliance with the SEC's proxy solicitation rules. In order to do so, the stockholder must notify the Secretary of the Company in writing, at the Company's principal executive office no later than February 3, 2003, of his proposal. If the stockholder does not notify the Secretary of the Company by February 3, 2003, the Company may vote proxies under the discretionary authority granted by the proxies solicited by the Board of Directors for such Annual Meeting.

                                  OTHER MATTERS

     As a result of no matters being presented to the Company's management prior to February 3, 2002, it is intended that the proxy holders named in the enclosed form of proxy will vote the shares represented thereby on any matters properly coming before the meeting, pursuant to the discretionary authority granted therein. As of the date of this mailing, management knows of no other matters to be presented for consideration at the Meeting or any adjournments thereof.

                                  MISCELLANEOUS

     The Company's 2001 Annual Report to Stockholders, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement.

     THE FORM 10-KSB FILED BY THE COMPANY WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE UPON WRITTEN REQUEST DIRECTED TO: FIRST COMMERCE CORPORATION, 301 SOUTH McDOWELL STREET, SUITE 100, CHARLOTTE, NORTH CAROLINA 28204, ATTENTION: DAVID E. KEUL.

                       By Order of the Board of Directors,


                       /s/ Wesley W. Sturges
                       ---------------------
                       Wesley W. Sturges
                       President and Chief Executive Officer

Charlotte, North Carolina
March 19, 2002

                                   APPENDIX A

                           FIRST COMMERCE CORPORATION
                             AUDIT COMMITTEE CHARTER

     The Audit Committee of First Commerce Corporation ("Company") is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc. ("NASD"), which, among other requirements, require that the members of the Audit Committee (1) not be employees of the Company and (2) have familiarity with basic finance and accounting practices (i.e., be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement). The Board, on the recommendation of the Executive Committee, shall appoint the members of the Audit Committee.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

          The Audit Committee shall make regular reports to the Board.

          The Audit Committee shall:

          1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

          3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          4. Review with management and the independent auditor the Company's quarterly financial statements.

          5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          6. Review major changes in the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

          8.   Approve the fees to be paid to the independent auditor.

          9.   Receive periodic reports from the independent  auditor  regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

          10.  Evaluate   together  with  the  Board  the   performance  of  the
               independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

          11. Review the appointment and replacement of the senior internal auditing executive. (Note: The Senior Internal Audit Executive may be an employee of the Company or may be an outside party approved by the Committee.)

          12. Review the significant reports to management prepared by the internal auditing department and management's responses.

          13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

          14. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

          15. Obtain reports from management, the Company's internal auditor and the independent auditor that the Company's subsidiaries (if any) are in conformity with applicable legal requirements.

          16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

               o Any difficulties encountered in the course of the audit work, including any restrictions on the scope of the activities or access to required information.

               o Any changes required in the planned scope of the independent audit.

          18. Prepare the reports required by the rules of the applicable regulatory authorities to be included in the Company's annual proxy statement.

          19.  Advise  the Board  with  respect to the  Company's  policies  and
               procedures   regarding   compliance   with  applicable  laws  and
               regulations.

          20. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or government agencies.

          21. Meet at least annually with the Chief Financial Officer, the senior internal audit executive (or outside party) and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                   APPENDIX B

                           FIRST COMMERCE CORPORATION
                        OMNIBUS STOCK AND INCENTIVE PLAN


          1. Purpose. The purpose of this Plan is to further and promote the interests of First Commerce Corporation (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate key employees and directors, and to align the interests of such key employees and directors with those of the Company's shareholders. Additionally, this Plan's objectives are to provide a competitive reward for achieving longer- term goals, provide balance to short-term incentive awards, and reinforce a one company perspective. To do so, this Plan offers performance-based stock and cash incentives and other equity-based incentive awards and opportunities to provide such key employees and directors with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

     2.       Definitions.    For purposes of this Plan,  the  following  terms
              ------------    shall have the meanings set forth


below:

                    2.1 "Award" means an award, grant or issuance made to a Participant under Sections 6, 7, 8 and/or 9.

                    2.2 "Award Agreement" means the agreement executed by a Participant pursuant to Sections 3.2 and 15.7 in connection with the granting of an Award.

                    2.3 "Board" means the Board of Directors of the Company, as constituted from time to time.

                    2.4 "Code" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                    2.5 "Committee" means the Compensation Committee of the Board, as constituted in accordance with Section 3.

                    2.6  "Common Stock" means the Common Stock of the Company.

                    2.7  "Company"  means First  Commerce  Corporation,  a North
Carolina   corporation,   or  any  successor   corporation   to  First  Commerce
Corporation.

                    2.8 "Compensation" shall mean all cash compensation received by an Employee from the Company or a Designated Subsidiary and includable in the Employee's gross income for federal income tax purposes, other than any taxable reimbursements. By way of illustration, but not limitation, "Compensation" shall include regular compensation such as salary, wages, overtime, shift differentials, bonuses, commissions, and incentive compensation, but shall exclude relocation reimbursements, expense reimbursements, tuition or other reimbursements, and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Designated Subsidiary.

                    2.9 "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. If the Company does not then maintain a long-term disability plan, Disability shall mean the inability of a Participant, as determined by the Committee, substantially to perform such Participant's regular duties and responsibilities due to a medically determinable physical or mental illness which has lasted (or can reasonably be expected to last) for a period of six (6) consecutive months.

                    2.10 "Employee" shall mean any individual who is an employee of the Company for tax purposes.

For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company.

                    2.11 "Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                    2.12 "Fair  Market  Value" shall mean,  as of any date,  the value of Common Stock determined as follows:

                    (a) If the Common Stock is listed on an established stock exchange or national market system, including, without limitation, the Nasdaq National Market or the Nasdaq SmallCap Market or the over-the-counter Bulletin Board of The Nasdaq Stock Market, Inc. (the "Nasdaq"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                    (b) If the Common Stock is regularly quoted by a recognized securities dealer, but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                    (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                    2.13 "Incentive Stock Option" means any stock option granted pursuant to the provisions of Section 6 that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of
Section 422 of the Code.

                    2.14 "Non-Employee Director" means a member of the Board or of the Board of Directors of a Subsidiary who is not an employee of the Company or any Subsidiary.

                    2.15 "Non-Qualified Stock Option" means any stock option awarded pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

                    2.16 "Offering  Commencement  Date" shall mean the first day of each Offering Period.

                    2.17 "Offering Period" shall mean a period of approximately twelve months during which funds may be accumulated for the exercise of a Stock Purchase Right, commencing and ending as follows: commencing on the first Trading Day on or after December 15th, and terminating on the last Trading Day in the period ending December 14th. The duration of Offering Periods may be changed pursuant to Section 9.

                    2.18 "Participant"   means  an  Employee   or   Non-Employee
Director who is selected by the Committee under Section 5 to receive an Award, or an Employee who receives a Stock Purchase Right under Section 9.

                    2.19 "Performance  Units" means the monetary  units  granted under Section 8.

                    2.20 "Plan" means the First Commerce Corporation Omnibus Stock and Incentive Plan as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

                    2.21 "Purchase  Date"  shall  mean  the  last  day  of  each
                         Offering Period.

                  2.22 "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Offering Commencement Date or on the Purchase Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 9.12.3 of this Plan.

                  2.23 "Reserves" shall mean the number of shares of Common Stock covered by Awards under this Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under this Plan, but not yet awarded.

                  2.24 "Restricted  Award" means an Award of Restricted  Stock pursuant to the provisions of

Section 7.

                  2.25 "Restricted Stock" means the restricted shares of Common Stock granted pursuant to the provisions of Section 7 with the restriction that the holder may not sell, transfer, pledge, or assign such Restricted Stock and such other restrictions (which other restrictions may expire separately or in combination, at one time, from time to time or in installments), as determined by the Committee in accordance with and as set forth in this Plan and/or the relevant Award Agreement.

                  2.26 "Retirement" means (i) as to officers and employees, retirement from active employment with the Company and its Subsidiaries and receiving benefits under the Company's qualified retirement plan and (ii) as to Non-Employee Directors, the same as "Retirement" under the "Retirement Policy" in effect for the Board of Directors on which the Participant was serving upon receipt of an Award.

                  2.27 "Stock  Options"  means  Incentive  Stock  Options  and
                         Non-Qualified Stock Options.

                  2.28 "Stock  Purchase  Right" means a purchase right granted under Section 9.

                  2.29 "Subsidiary(ies)" means any corporation (other than the Company) in an unbroken chain of corporations, beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns fifty percent (50%) or more of the voting stock in one of the other corporations in such chain.

                   2.30 "Trading Day" shall mean a day on which  national stock exchanges and the Nasdaq are open for trading.

         3.       Administration.
                  ---------------

                    3.1  The Committee.  This Plan shall be  administered by the
                         --------------
Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than three (3) of the then members of the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may at any time and from time to time remove members from the Committee, or, subject to the immediately preceding sentence, add members to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Any act or acts approved in writing by all of the members of the Committee then serving shall be the act or acts of the Committee (as if taken by unanimous vote at a meeting of the Committee duly called and held).

                    3.2  Plan  Administration  and Plan Rules.  The Committee is
                        --------------------------------------
authorized to construe and interpret this Plan and to promulgate, amend and rescind rules, policies and regulations relating to the implementation, administration and maintenance of this Plan. Subject to the terms and conditions of this Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of this Plan including, without limitation, (a) selecting Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any defect or omission, or reconciling any inconsistency, in this Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day administration of this Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to selection for participation in this Plan and/or the granting of any Awards to

Participants. The Committee's determinations under this Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of this Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participant(s). The Company shall effect the granting of Awards under this Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

                  3.3 Liability Limitation. Neither the Board nor the Committee,
                      --------------------
nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by the Articles of Incorporation and/or Bylaws of the Company as then in effect and to the fullest extent under any directors' and officers' liability insurance coverage which may be in effect from time to time.

         4.       Term of Plan/Common Stock Subject to Plan.
                ---------------------------------------------
                  4.1 Term. This Plan shall terminate on December 31, 2012,
                     ------
except with respect to Awards then outstanding. After such date no further Awards shall be granted under this Plan.

                  4.2      Common Stock Subject to Plan.
                           ------------------------------

               4.2.1  Common Stock.  The Board shall reserve for Awards under
                      ------------
this Plan 160,000 sharesof the authorized and unissued shares of Common Stock. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of this Plan. Common Stock which may be issued under this Plan shall be authorized and unissued shares. No fractional shares of Common Stock shall be issued under this Plan.

              4.2.2   Common Stock Authorized.  The maximum number of shares of
                       -----------------------
Common Stock authorized for issuance under this Plan shall be 160,000.

                  4.3 Computation of Available Shares. For the purpose of
                     ---------------------------------
computing the total number of shares of Common Stock available for Awards, there shall be counted against the limitations set forth in Section 4.2 the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Section 6, the number of shares of Common Stock issued or subject to potential issuance under Awards of Restricted Stock pursuant to Section 7, the maximum number of shares of Common Stock potentially issuable under Awards of Performance Units pursuant to Section 8, and the maximum number of shares issued or subject to issuance under Awards granted under Section 9, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under this Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards; provided, however, that forfeited Awards shall not again be available for Awards under this Plan if the Participant received, directly or indirectly, any of the benefits of ownership of the securities of the Company underlying such Award, including, without limitation, the benefit described in
Section 7.6.

         5. Eligibility. Employees eligible for Awards under this Plan shall
            ------------
consist of key Employees of the Company and/or its Subsidiaries who are responsible for the management, growth and protection of the business of the Company and/or its Subsidiaries and whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company in a significant manner. Non-employees (e.g., those with third party relationships such as directors or advisory directors of the Company and/or a Subsidiary) shall be eligible Participants for Awards of Non-Qualified Stock Options and/or Restricted Stock at the sole discretion of the Committee. Notwithstanding the foregoing, the following Employees shall not be eligible for an Award of Stock Purchase Rights:

               (a) any Employee whose customary employment is less than 20 hours per week; and

               (b) any Employee whose customary employment is not more than five (5) months in any calendar year.

     Any provisions of this Plan to the contrary notwithstanding, no Employee shall be awarded a Stock Purchase Right under this Plan (i) to the extent that, immediately after the Award, such Employee (including by attribution under Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock of the Company constituting in the aggregate five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company, or (ii) to the extent that his or her stock options and Stock Purchase Rights under this Plan and any other employee stock purchase plans of the Company and its Subsidiaries exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such Stock Purchase Right is granted) in the aggregate for each calendar year in which such Stock Purchase Right is outstanding at any time.

         6.       Stock Options.

                  6.1 Terms and Conditions. Stock Options awarded under this
                      --------------------
Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options. Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of this Plan, as the Committee shall set forth in the relevant Award Agreement.

                  6.2 Grants. Stock Options may be granted under this Plan in
                      ------
such form as the Committee may from time to time approve. Subject to Section 5, Stock Options may be granted alone or in addition to other Awards. Notwithstanding the above, no Incentive Stock Options shall be granted to any Participant who owns more than 10% of the combined total voting power of the Company or any Subsidiary, unless the requirements of Section 422(c)(6) of the Code are satisfied.

                  6.3 Exercise Price. The exercise price per share of Common
                      ---------------
Stock subject to a Stock Option shall be determined by the Committee at the time of Award; provided, however, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the Award of such Incentive Stock Option. For any Participant who owns ten percent (10%) or more of the combined total voting power of the Company or any Subsidiary, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of such Fair Market Value.

                  6.4 Term. The term of each Stock Option shall be such period
                      ------
of time as is fixed by the Committee at the time of grant; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years after the date the Incentive Stock Option is awarded. For any Participant who owns ten percent (10%) or more of the combined total voting power of the Company or any Subsidiary, the term of each Incentive Stock Option shall not exceed five
(5) years.

                  6.5 Method of Exercise. A Stock Option may be exercised, in
                      -------------------
whole or in part, by giving written notice of exercise to the Director of Personnel of the Company, or such other officer of the Company as the Committee shall designate, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the terms of the relevant Award Agreement and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured, recourse promissory note, or (b) shares of Common Stock already owned by the Participant or to be received upon exercise of the Stock Option in a "cashless exercise" as described below. The Committee may, in the relevant Award Agreement, also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, and use the proceeds from such sale as payment of the exercise price of such Stock Options. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.

                  6.6 Date of Exercise. Vesting dates of Stock Options awarded
                      -----------------
to a Participant will be specified in the applicable Award Agreement at the discretion of the Committee. Stock Options that meet the vesting requirements may be exercised in whole or in part at any time and from time to time during their specified terms.

         7.       Restricted Awards.
                  ------------------

                  7.1 Terms and Conditions. Restricted Awards shall be in the
                      ---------------------
form of grants of Restricted Stock. Restricted Awards shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of this Plan, as the Committee shall set forth in the relevant Award Agreement.

                  7.2 Restricted Stock Grants. An Award of Restricted Stock is
                      -------------------------
an Award of shares of Common Stock, in uncertificated form, issued to and registered with the Company's designated Stock Transfer Agent, in the name of the applicable Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, pledge, hypothecation or other disposition of such shares and the requirements that the Participant deposit such shares with the Company while such shares are subject to such restrictions and that such shares be forfeited upon termination of employment or cessation of service as a Non-Employee Director for specified reasons within a specified period of time.

                  7.3      Grants of Awards.
                           -----------------

               7.3.1Subject to Section 5, Restricted Awards may be granted alone or in addition to any other Awards. Subject to the terms of this Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant.

               7.3.2Each Restricted Award of Restricted Stock shall be issued in an uncertificated form and registered in the name of the Participant. The stock transfer books of the Company's designated Stock Transfer Agent shall be noted with the following legend with reference to the shares made subject to such Restricted Award.

                  "These shares are subject to the terms and restrictions of the First Commerce Corporation Omnibus Stock And Incentive Plan; such shares are subject to forfeiture or cancellation under the terms of said Plan; and such shares shall not be sold, transferred, assigned, pledged, encumbered, or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which Plan is available from First Commerce Corporation upon request."

         Such Award shall be held in uncertificated form until the restrictions thereon shall have lapsed and all of the terms and conditions applicable thereto have been satisfied.

                  7.4 Restriction Period. In accordance with Sections 7.1 and/or
                      -------------------
7.2, Restricted Awards shall only become unrestricted and vest in the Participant in accordance with such vesting schedule relating to the service performance restriction applicable to such Restricted Award as the Committee may establish in the relevant Award Agreement (the "Restriction Period"). Notwithstanding the immediately preceding sentence, in no event shall the Restriction Period be less than one (1) year and one day after the date on which such Restricted Award is granted. During the Restriction Period applicable to a Restricted Award, such Award shall be unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Award or a portion thereof, as the case may be, as provided in Section 7.5.

                  7.5      Payment of Awards.
                           ------------------

               7.5.1Restricted  Stock  Grants.  After  the  satisfaction  and/or
                   -----------------------
lapse of the restrictions, terms and conditions set by the Committee in respect of a Restricted Award of Restricted Stock, a certificate for the number of shares of Common Stock issued which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant. The remaining shares, if any, issued in respect of such Restricted Stock shall either be forfeited and canceled, or shall continue to be subject to the restrictions, terms and conditions set by the Committee, as the case may be.

               7.6  Shareholder  Rights. A Participant  shall have, with respect
                    -----------
to the shares of Common Stock received under a Restricted Award of Restricted Stock, all of the rights of a shareholder of the Company, including, without limitation, the right to vote the shares and to receive any cash dividends. Stock dividends issued with respect to such Restricted Stock shall be treated as additional Awards of Restricted Stock grants and shall be subject to the same restrictions and other terms and conditions that apply to the shares of Restricted Stock with respect to which such stock dividends are issued.

         8.       Performance Units.
                  ------------------

               8.1  Terms and Conditions.  Awards of Performance  Units shall be
                   -----------------------
subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee shall set forth in the relevant Award Agreement.

               8.2  Performance  Unit Grants.  A Performance Unit is an Award of
                    -------------------------
units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria are not met within a designated period of time.

               8.3  Grants.  Subject  to  Section  5,  Performance  Units may be
                    -------
awarded alone or in addition to any other Awards. Subject to the terms of this Plan, the Committee shall determine the number of Performance Units to be awarded to a Participant and the Committee may impose different terms and conditions on any particular Performance Units awarded to any Participant.

               8.4  Performance  Goals  and  Performance  Periods.  Participants
                    ---------------------------------------------
receiving Awards of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company, a Subsidiary and/or a division of the Company specified by the Committee (a "Division") and/or the Participant satisfy certain performance goals (the "Performance Goals") during and in respect of a designated performance period as determined by the Committee (the
"Performance Period"). Performance Goals and the Performance Period shall be established by the Committee in its sole discretion. Performance Periods may overlap each other from time to time. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for such Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, return on assets, net earnings per share growth, comparisons to peer companies, divisional goals, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meanings by the Committee in its sole discretion. During any Performance Period, the Committee shall have the authority to adjust the Performance Goals in such manner as the Committee, in its sole discretion, deems appropriate with respect to such Performance Period. In addition to the Performance Goals, the Committee may also require a minimum shareholder return (threshold) be attained before consideration is given to any results achieved on the Performance Goals. Should the Company, a Subsidiary, a Division and/or the Participant achieve the applicable Performance Goals, but the minimum shareholder return (threshold) is not satisfied, then the Participant's earning into and right to receive payment under the Performance Units awarded may be deferred by the Committee for up to two (2) year(s) until the threshold is satisfied. If the minimum shareholder return (threshold) is not satisfied within such additional period of time, then the Performance Units awarded shall lapse and be forfeited.

               8.5  Payment of Units. With respect to each Performance Unit, the
                    ----------------
Participant shall, if the applicable Performance Goals and minimum shareholder return (threshold) have been satisfied by the Company, a Subsidiary, a Division and/or the Participant, as applicable, during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit awarded times the number of such Performance Units so earned. Payment in settlement of earned Performance Units shall be made as soon as practical following the conclusion of the applicable Performance Period in cash, in shares of unrestricted Common Stock or in Restricted Stock, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement. Should the Company, a Subsidiary, a Division and/or the Participant satisfy the applicable Performance Goals, but the minimum shareholder return (threshold) is not satisfied, then the Participant's earning into and right to receive payment under the Performance Units awarded may be deferred by the Committee for up to two (2) year(s) until the threshold is satisfied. If the minimum shareholder return (threshold) is not satisfied within such additional period of time, then the Performance Units awarded shall lapse and be forfeited.

         9.       Stock Purchase Rights.
                  ----------------------

               9.1  Terms and Conditions.  Awards of Stock Purchase Rights shall
                      ---------------------
be in the form of grants of rights to elect to make payroll deductions to be used to purchase shares of Common Stock. Stock Purchase Rights Awards shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express terms and conditions of this Plan, as the Committee shall set forth in the relevant Stock Purchase Agreement.

               9.2  Stock  Purchase  Rights  Grants.  An Award of Stock Purchase
                    --------------------------------
Rights may be in such form as the Committee may from time to time approve. Subject to Section 5, Stock Purchase Rights may be awarded alone or in addition to other Awards. Effective on the Offering Commencement Date of each Offering Period, each eligible Participant participating in such Offering Period shall be granted a Stock Purchase Right on the Purchase Date of such Offering Period, at the applicable Purchase Price, a number of shares of Common Stock determined by dividing such Employee's total payroll deductions actually made before such Purchase Date and retained in the Participant's account as of the Purchase Date by the applicable Purchase Price without adjustment for changes in the Compensation of the Participant.

                  9.3.     Subscription.
                           -------------

               9.3.1A Participant may exercise Stock Purchase Rights awarded to him or her by completing a Stock Purchase Subscription Agreement authorizing payroll deductions in the form provided by the Company and filing it with the designated accounting representative of the Company before the applicable Offering Commencement Date, unless a later time for submission is set by the Committee for all Participants with respect to a given Offering Period.

               9.3.2Payroll deductions for a Participant shall commence on the first payroll date occurring in the January following the applicable Offering Commencement Date and shall end on the last payroll date in the November before the Purchase Date of the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in this
Section 9.

               9.4. Offering  Periods.   There  shall  be  consecutive  Offering
                    -----------------
Periods of twelve (12) months duration under this Plan, with a new Offering Period commencing on the first Trading Day on or after December 15th each year, or on such other date as the Committee shall determine, and continuing thereafter until terminated in accordance with Section 9.12 hereof. The Committee shall have the power to change the duration and timing of Offering Periods with respect to future offerings without shareholder approval.

                  9.5.     Payroll Deductions.
                           -------------------

               9.5.1At the time a Participant files his or her Stock Purchase Agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not less than ten dollars ($10.00) and not more than is permissible under the provisions of Section 5.

               9.5.2All payroll deductions made for a Participant shall be credited to his or her account under this Plan. A Participant may not make any additional payments into such account. A Participant's account shall be only a bookkeeping account maintained by the Company, and neither the Company nor any Subsidiary shall be obligated to segregate or hold in trust or escrow any funds in a Participant's account. Amounts not expended because of the Plan rule that fractional shares shall not be purchased shall be refunded to the Participant.

               9.5.3A Participant may discontinue his or her exercise of Stock Purchase Rights awarded to him or her as provided in Section 9.8 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period, by completing and filing with the designated accounting representative of the Company a new Stock Purchase Subscription Agreement authorizing a change in payroll deduction rate. Unless otherwise authorized by the Committee, a Participant may not change his or her payroll deduction rate more than twice during any Offering Period. The change in rate shall be effective with the first payroll period following thirty (30) business days after receipt of the new Stock Purchase Subscription Agreement by the designated accounting representative of the Company unless the Company elects to process a given change in participation more quickly.

               9.5.4Notwithstanding the foregoing, to the extent necessary to comply with the limitations of Section 423(b)(8) of the Code and Section 5 hereof, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

               9.5.5At the time a Stock Purchase Right is exercised, in whole or in part, or at the time some or all of the Common Stock issued under this Plan in connection with the Stock Purchase Rights awarded to the Participant is disposed of, the Participant must make adequate provision for federal, state, or other tax withholding obligations, if any, arising upon the exercise of the Stock Purchase Right or the disposition of the Common Stock. The Company may, but shall not be obligated to, withhold from the Participant's Compensation the amount necessary for the Company to meet applicable withholding obligations related to the Participant's tax obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant that may be available to it.

               9.6  Exercise  of Stock  Purchase  Right.  Unless  a  Participant
                    ------------------------------------
withdraws from participating in the awarding of Stock Purchase Rights pursuant to this Section 9 as provided in Section 9.8 hereof, his or her Stock Purchase Rights shall be exercised automatically on the Purchase Date, and the maximum number of full shares subject to the Stock Purchase Rights shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in the Participant's account. No fractional shares shall be purchased; any payroll deductions accumulated in a Participant's account that are insufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 9.8 hereof. Any other funds left over in a Participant's account after the Purchase Date shall be returned to the Participant. During a Participant's lifetime, a Participant's Stock Purchase Rights exercisable only by him or her.

               9.7  Delivery.  As promptly as  practicable  after each  Purchase
                    ---------
Date on which a purchase of shares occurs, the Company shall arrange for the delivery to each Participant or his or her broker, or to a broker designated by the Committee, of a stock certificate evidencing the shares purchased upon exercise of the applicable Stock Purchase Rights. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship, or as community property.

                  9.8      Withdrawal.
                           -----------

               9.8.1A  Participant  may withdraw all, but not less than all, the payroll deductions credited
to his or her account and not yet used to exercise his or her Stock Purchase Rights under this Plan at any time on or before fifteen (15) calendar days before the Purchase Date by giving written notice to the designated accounting representative of the Company in the form provided by the Company. All of the Participant's payroll deductions credited to his or her account shall be paid to such Participant promptly after receipt of notice of withdrawal, such Participant's Stock Purchase Rights for the Offering Period shall automatically be terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period.

               9.8.2A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any succeeding Offering Period commencing after the termination of the Offering Period from which the Participant withdraws.

          9.9  Termination of Employment.  Upon a Participant's ceasing to be an
               --------------------------
               Employee for any reason at any time on or before a Purchase Date of an Offering Period, he or she shall be deemed to have elected to withdraw from participation in the awarding and exercise of Stock Purchase Rights pursuant to this Section 9, and the payroll deductions credited to such Participant's account during such Offering Period shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 16.8 hereof, and such Participant's Stock Purchase Rights shall be automatically terminated.

          9.10 Interest.  No interest  shall accrue or be payable on the payroll
                --------
deductions of a Participantdescribed in this Section 9.

                  9.11     Miscellaneous.
                           --------------

          9.11.1 No Participant shall have interest or voting rights in shares covered by any of his or her Stock Purchase Rights or in any dividends declared by the Company in respect of its outstanding Common Stock until such Stock Purchase Right has been exercised.

          9.11.2 Shares to be delivered to a Participant under this Section 9 shall be registered in the name of the Participant or in the name of the Participant and his or her spouse, as designated by the Participant.

          9.11.3 If on a given Purchase Date the number of shares with respect to which Stock Purchase Rights are to be exercised exceeds the number of shares then available under this Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          9.11.4 Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a Stock Purchase Right may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16.8 hereof) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 9.8 hereof.

          9.11.5 All payroll deductions received or held by the Company under this Section 9 shall be general corporate funds and as such may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or pay interest thereon.

          9.11.6 Individual accounts shall be maintained for each Participant receiving Stock Purchase Rights under this Section 9. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased, and the remaining cash balance, if any.

                  9.12     Termination.
                           ------------

          9.12.1 The Committee may at any time and for any reason terminate the operation of or amend this Section 9. No such termination shall affect Stock Purchase Rights previously granted, provided that an Offering Period may be terminated by the Committee on any Purchase Date if the Committee determines that the termination of the Offering Period is in the best interests of the Company and its shareholders. Except as provided in this Section 9.11, no amendment may make any change in any Stock Purchase Rights theretofore granted that adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation, or stock exchange rule), the Company shall obtain shareholder approval in such manner and to such degree as required.

          9.12.2 Without shareholder consent and without regard to whether any Participant's rights may be considered to have been "adversely affected," the Committee shall be entitled to: change the Offering Periods, the maximum amount of permitted payroll deductions, and the frequency and/or number of permitted changes in the amount withheld during an Offering Period; establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections; establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation; and establish such other limitations and procedures as the Committee determines in its sole discretion are advisable.

          9.12.3 In the event that the Committee determines that the ongoing operation of this Section 9 may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend this Plan to reduce or eliminate such accounting consequences including, but not limited to:

               (a)  altering  the  Purchase  Price  for  any  Offering   Period,
                    including an Offering Period underway at the time of the change in Purchase Price; or

               (b) shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Committee action.

Such modifications or amendments shall not require shareholder approval or the consent of any Participants under this Section 9.

               10.  Deferral  Elections.  The Committee may permit a Participant
                   ---------------------
to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under Section 6, 7 or 8 of this Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash or the crediting of dividend equivalents in respect of deferred Awards credited in shares of Common Stock.

         11.      Termination of Employment.
                  --------------------------

               11.1 General.  Subject to the terms and  conditions of Section 14
                   --------
and except as otherwise provided in Section 9 with respect to Stock Purchase Rights, if, and to the extent, the terms and conditions under which an Award may be exercised, earned out or settled after a Participant's termination of employment or a Non-Employee Director ceases to be a director, for any particular reason shall not have been set forth in the relevant Award Agreement, by and as determined by the Committee in its sole discretion, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, of such Award Agreement:

               11.1.1 Except as otherwise provided in this Section 11.1.1:
               -----------------------------------------------------------

               (a)  If a  Participant's  employment by the Company or any of its
     Subsidiaries is terminated for any reason (other than Disability, Retirement or death) while Stock Options granted to such Participant are non-vested, such Participant's rights, if any, to exercise any non-vested Stock Options, if any, shall immediately terminate and the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interest in or with respect to any such Stock Options. In the event of Disability, Retirement or death while a Participant's Stock Options are non-vested, such non-vested Stock Options shall become vested to the extent determined by the Committee.

               (b) The Committee, in its sole discretion, may determine that vested Stock Options, if any, of a Participant whose employment terminates other than by reason of death, Disability or Retirement, to the extent exercisable immediately prior to such termination of employment, may remain exercisable for a specified time period not to exceed thirty (30) days after such termination (subject to the applicable terms and provisions of this Plan [and any rules or procedures hereunder] and the relevant Award Agreement).

               (c) If a Participant's termination of employment is due to Disability, a Participant shall have the right, subject to the applicable terms and provisions of this Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise Incentive Stock Options, if any, at any time within the period ending on the earlier of the end of the term of such Incentive Stock Options and the first anniversary of the date of termination due to Disability (to the extent such Participant was entitled to exercise any such Incentive Stock Options immediately prior to such termination).

               (d) If a Participant's termination of employment is due to Retirement, a Participant shall have the right, subject to the applicable terms and provisions of this Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise Incentive Stock Options, if any, at any time within three (3) months following such termination due to Retirement (to the extent such Participant was entitled to exercise any such Incentive Stock Options immediately prior to such termination).

               (e) If any Participant dies while entitled to exercise a Stock Option, if any, such Participant's estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of this Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise such Stock Options, if any, at any time within one (1) year from the date of such Participant's death (but in no event more than one (1) year from the date of such Participant's termination of employment due to Disability) or three
     (3) months from the date of such Participant's termination of employment due to Retirement, as applicable.

               (f) If vested Stock Options held by a Participant whose employment is terminated by reason of Disability or Retirement are Non-Qualified Stock Options the Participant shall have the right, subject to the applicable terms and provisions of this Plan (and any rules and procedures hereunder) and the relevant Award Agreement, to exercise such Non-Qualified Stock Options at any time following the Participant's termination of employment (to the extent the Participant was entitled to exercise such Non-Qualified Stock Options immediately prior to such termination) and prior to the expiration date of such Non-Qualified Stock Options as fixed by the Committee and set forth in the Award Agreement related thereto.

               (g) If a Non-Employee Director ceases to be a director for any reason (other than Disability, Retirement or death) while Non-Qualified Stock Options granted to such Non- Employee Director are non-vested, such Non-Employee Director's rights, if any, to exercise any non- vested Non-Qualified Stock Options, if any, shall immediately terminate and the Non-Employee Director (and such Non-Employee Director's estate, designated beneficiary or other legal representative) shall forfeit any rights or interest in or with respect to any such Non-Qualified Stock Options. In the event of the Disability, Retirement or death of a Non-Employee Director while the Non-Employee Director's Non-Qualified Stock Options are non-vested, such non-vested, Non- Qualified Stock Options shall become vested to the extent determined by the Committee. The Committee, in its sole discretion, may determine that vested Non-Qualified Stock Options, if any, of a Non-Employee Director who ceases to be a director other than by reason of death, Disability or Retirement, to the extent exercisable immediately prior to such cessation, may remain exercisable for a specified time period not to exceed thirty (30) days after such cessation (subject to the applicable terms and provisions of this Plan [and any rules or procedures hereunder] and the relevant Award Agreement). If the cessation of a Non-Employee Director's status as a director is due to Retirement or Disability, the Non-Employee Director shall have the right, subject to the applicable terms and provisions of this Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise such Non-Qualified Stock Options, if any, at any time within the following such cessation due to Retirement or Disability (to the extent such Non-Employee Director was entitled to exercise any such Non-Qualified Stock Options immediately prior to such cessation) and prior to the expiration date of such Non-Qualified Stock Options as fixed by the Committee and as set forth in the Award Agreement related thereto. If any Non-Employee Director dies while entitled to exercise Non-Qualified Stock Options, such Non-Employee Director's estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of this Plan (and any rules or procedures hereunder) and the relevant Award Agreement, to exercise such Non-Qualified Stock Options, if any, at any time within one (1) year from the date of such Non- Employee Director's death.

               11.1.2 If a Participant's employment with the Company or any of its Subsidiaries is terminated for any reason (other than Disability, Retirement or death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to Restricted Award(s), such Restricted Award or Awards shall be forfeited, unless the Committee in its discretion determines otherwise. In the event of a Participant's Disability, Retirement or death during the Restricted Period, shares of Restricted Stock shall become free of restrictions to the extent determined by the Committee.

               11.1.3 If a Participant's employment with the Company or any of its Subsidiaries is terminated for any reason (other than Disability, Retirement or death) prior to the completion of any Performance Period, all of such Participant's Performance Units earnable in relation to such Performance Period shall be forfeited. If a Participant's termination of employment is due to Disability, Retirement or death, the disposition of the Participation Units of such Participant earnable in the Performance Period in which such termination occurs will be determined by the Committee in its discretion.

         12.      Non-transferability of Awards.
                  ------------------------------

               (a) Except as otherwise provided in Section 12(b), no Award under this Plan or any Award Agreement, and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, pledged, disposed of or otherwise hypothecated or encumbered by a Participant or any beneficiary thereof, except by testamentary disposition or the laws of descent and distribution. No such right or interest shall be subject to seizure for the payment of the Participant's (or any beneficiary's) debts, judgements, alimony, or separation maintenance or be transferrable by operation of law in the event of the Participant's (or any beneficiary's) bankruptcy or insolvency. Except as otherwise provided in Section 12(b), during the lifetime of a Participant, Stock Options are exercisable only by the Participant.

               (b) A Participant who holds Non-Qualified Stock Options (whether such Stock Options were Non-Qualified Stock Options when awarded or subsequent to the Award thereof became Non- Qualified Stock Options pursuant to applicable law or any provision of this Plan) may assign those Non-Qualified Stock Options to a Permitted Assignee (as defined below) at any time after the Award, but prior to the expiration date, of such Non-Qualified Stock Options if as of the time of such transfer (i) a registration statement on Form S-8 (or any successor form) filed by the Company under the Securities Act of 1933, as in effect and as amended from time to time, or any successor statute thereto (the "Securities Act"), with respect to this Plan (and the Awards granted and shares of Common Stock issuable hereunder) and (ii) a registration statement on Form S-3 (or any successor form) filed by the Company under the Securities Act with respect to shares of Common Stock issuable to Permitted Assignees have been declared effective by the Securities and Exchange Commission ("SEC") and all applicable state securities and "blue sky" authorities, and remain in effect. Each such transferred Non-Qualified Stock Option shall continue to be governed by the applicable terms and provisions of this Plan (and any rules or procedures hereunder) and the applicable Award Agreement with the transferor Participant, and the Permitted Assignee shall be entitled to the same rights and subject to the same obligations, restrictions, limitations and prohibitions under this Plan and such Award Agreement as the transferor Participant, as if such assignment had not taken place; provided, however, that no Non-Qualified Stock Option assigned to a Permitted Assignee may be assigned by that Permitted Assignee.

                  The term "Permitted Assignee" shall mean (w) the child, stepchild, grandchild, parent, step- parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son- in-law, daughter-in-law, brother-in-law, or sister-in-law of a Participant, including adoptive relationships, or any person sharing a Participant's household (other than a tenant or employee), (x) a trust in which persons listed in item (w) have more than fifty percent of the beneficial interest,
     (y) a foundation in which persons listed in item (w), or the Participant, control the management of assets, or (z) any other entity in which the persons listed in item (w), or the Participant, own more than fifty percent of the voting interests, who acquires Non-Qualified Stock Options from a Participant through a gift or domestic relations order.

         13.      Changes in Capitalization and Other Matters.
                  --------------------------------------------

               13.1 No Corporate Action Restriction. The existence of this Plan,
                    --------------------------------
Award Agreements and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, share exchange or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, Permitted Assignee, beneficiary or any other person shall have any claim against any member of the Board, the Committee, the Company or any Subsidiary as a result of any such action.

               13.2 Recapitalization  Adjustments. In the event of any change in
                    -----------------------------
capitalization affecting the Common Stock, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, merger, acquisition, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, the Board, in its sole discretion, may authorize and make such proportionate adjustments, if any, as the Board may deem appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under this Plan, the maximum number of shares of the Common Stock which may be sold or awarded to any Participant, any number of shares of the Common Stock covered by each outstanding Award, and the exercise price, Purchase Price or other price per share of Common Stock in respect of outstanding Awards.

         14.      Change in Control.
                  ------------------

               14.1 Acceleration of Awards Vesting. Except as otherwise provided
                    ------------------------------
in Section 14.2, if a Change in Control of the Company occurs (a) all Stock Options then unexercised and outstanding shall become fully exercisable as of the date of the Change in Control, (b) all restrictions, terms and conditions applicable to all Restricted Stock then outstanding shall be deemed lapsed and satisfied as of the date of the Change in Control, and (c) all outstanding Performance Units shall be deemed to have been fully earned as of the date of the Change in Control.

               14.2 Six-Month  Rule.  The  provisions  of Section 14.1 shall not
                    ----------------
apply to any of the Awards described in Section 14.1 that has been granted and outstanding for less than six (6) months as of the date of the Change in Control.

               14.3 Payment  After  Change in Control.  Within  thirty (30) days
                    ---------------------------------
after a Change in Control occurs, (a) the holder of an Award of Restricted Stock shall receive a new certificate for such shares without the legend set forth in
Section 7.3.2, and (b) the holder of an Award of Performance Units shall receive payment of the value of such Award in cash.

               14.4 Termination as a Result of a Potential Change in Control. In
                    ---------------------------------------------------------
determining the applicability of Section 14.1, if (a) a Participant's employment is terminated by the Company or any Subsidiary prior to a Change in Control without Cause at the request of a Person who has entered into an agreement with the Company the consummation of which will constitute a Change in Control, or
(b) the Participant terminates his or her employment with the Company or any Subsidiary for Good Reason prior to a Change in Control and the circumstance or event which constitutes Good Reason occurs at the request of the Person described in Section 14.4(a), then for purposes of this Section 14, a Change in Control shall be deemed to have occurred immediately prior to such Participant's termination of employment.

                  14.5     Definitions.  For purposes of this Section 14, the
                           -----------
following words and phrases shall have the meaning specified:

               14.5.1 "Beneficial Owner" shall have the meaning set forth in SEC Regulationss.240.13d-3 or any successor regulation.

               14.5.2 "Cause" shall mean, unless otherwise defined in an employee Participant's individual employment agreement with the Company or any Subsidiary (in which case such employment agreement definition shall govern),
(a) the indictment of the Participant for any serious crime, (b) the willful and continued failure by the Participant to substantially perform the Participant's duties, as they may be defined from time to time, with the Participant's primary employer or to abide by the written policies of the Company or the Participant's primary employer (other than any such failure resulting from the Participant's incapacity due to physical or mental illness), or (c) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or any Subsidiary, monetarily or otherwise. For purposes of the preceding sentence, no act shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such act, or failure to act, was in the best interests of the Company and its Subsidiaries.

               14.5.3 A "Change in Control" shall be deemed to have occurred if any one of the following conditions shall have been satisfied:

               (a) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by any such Person any securities acquired directly from the Company) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or

               (b) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 13.5.3(a), 13.5.3(c) or 13.5.3(d)) whose election or nomination for election to the Board was or is approved of by a vote of at least two-thirds of the directors at the beginning of such twenty- four
     (24) month period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

               (c) the shareholders of the Company approve and the action is implemented to merge the Company with any other corporation, to effect a share exchange for the Company's outstanding securities, or to effect a complete liquidation of the Company, other than a merger, share exchange, or liquidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the Surviving Entity), in combination with the ownership of any trustee or other fiduciary holding securities under any benefit plan of the Company or any Subsidiary, more than seventy-five percent (75%) of the combined voting power of the voting securities of the Company or such Surviving Entity outstanding immediately after such merger, share exchange or liquidation; or

               (d) the shareholders of the Company approve an agreement for the sale or disposition by the Company (other than to a Subsidiary) of all or substantially all of the Company's assets.

     Notwithstanding the foregoing, with respect to a particular Participant a Change in Control shall not include any event, circumstance or transaction which results from the action of any Person which is or includes, is affiliated with, or is wholly or partly controlled by one or more executive officers of the Company or any Subsidiary and in which entity or group the Participant participates.

               14.5.4 "Good Reason" for termination by a Participant of the Participant's employment shall mean, for purposes of this Section 14, unless otherwise defined in the Participant's individual employment agreement with the Company or any Subsidiary (in which case such employment agreement definition shall govern), the occurrence (without the Participant's consent) of any one of the following:

               (a) the assignment to the Participant of any duties and/or responsibilities substantially and significantly inconsistent with the nature and status of the Participant's duties and/or responsibilities immediately prior to any Potential Change in Control, or a substantial and significant adverse alteration in the nature or status of the employee's duties and/or responsibilities from those in effect immediately prior to any such Potential Change in Control; provided, however, that a redesignation of the Participant's title shall not under any circumstances constitute Good Reason if the Participant's overall status among the Company and its Subsidiaries is not substantially and significantly adversely affected; or

               (b) a reduction in the Participant's rate of annual base salary as in effect on the day prior to the occurrence of a Potential Change in Control, where "annual base salary" is the Participant's regular basic annual compensation prior to any reduction therein under a salary reduction agreement pursuant to Section 401(k) or Section 125 of the Code, and, without limitation, shall not include, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.

               14.5.5 "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, a Person shall not include (a) the Company
                -------- -------
or any Subsidiary, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary qualified under Section 401(a) of the Code, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company.

               14.5.6 "Potential Change in Control" shall be deemed to have occurred if any one of the following conditions shall have been satisfied:

               (a) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; or

               (b) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

               (c) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding securities, or any Person increases such Person's beneficial ownership of such securities by five (5) percentage points or more over the percentage so owned by such Person on January 1, 2002; or

               (d) the Board adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

               14.5.7 "Surviving Entity" shall mean only an entity in which all or substantially all of the Company's shareholders immediately before any merger, share exchange or liquidation become shareholders by the terms of such merger, share exchange or liquidation.

               14.6 Adverse  Tax  Consequences.  If the making of any payment or
                    --------------------------
payments pursuant to this Section 14 or otherwise would (a) subject the Participant to an excise tax under Section 4999 of the Code, or any like or successor section thereto, or (b) result in the Company's loss of a federal income tax deduction for such payments under Section 280G of the Code, or any like or successor section thereto (either or both, an "Adverse Tax Consequence"), then, unless otherwise expressly provided in a relevant Award Agreement, the payments attributable to this Plan that are "parachute payments" within the meaning of such Section 280G of the Code shall be reduced, as determined by the Committee in its sole discretion, but after consultation with the Participant affected, to the extent necessary to avoid any Adverse Tax Consequence. Any disputes regarding whether any payments to a Participant would result in an Adverse Tax Consequence shall be resolved by an opinion of a nationally recognized accounting firm acceptable to the Company and the Participant (with the Company's independent auditors being deemed acceptable).

         15.      Amendment, Suspension and Termination.
                  --------------------------------------

               15.1 In General. In addition to its rights under Section 9.11 with respect to Stock Purchase Rights, the Board may suspend or terminate this Plan (or any portion thereof) at any time and may amend this Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary; provided, however, that no such amendment shall, without majority (or such greater percentage if required by law, charter, by-law or other regulation or rule) shareholder approval to the extent required by law or the rules of any exchange upon which the Common Stock is listed, (a) except as provided in
Section 13, materially increase the number of shares of Common Stock which may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, (c) materially increase the benefits accruing to Participants under this Plan, or (d) extend the termination date of this Plan. No such amendment, suspension or termination shall (i) materially adversely affect the rights of any Participant under any outstanding Award, without the consent of such Participant, or (ii) make any change that would disqualify this Plan, or any other plan of the

Company or any Subsidiary intended to be so qualified, from (A) the exemption provided by SEC Regulation ss.240.16b- 3, or any successor thereto, or (B) the benefits provided under Section 422 of the Code or any successor thereto.

               15.2 Award  Agreements.  The Committee may amend or modify at any
                    ------------------
time and from time to time any outstanding Award and Award Agreement, in any manner to the extent that the Committee would have had the authority under this Plan to initially determine the restrictions, terms and provisions of such Award, including, without limitation, to change the date or dates as of which Stock Options may be exercised. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award and Award Agreement without the consent of such Participant.

         16.      Miscellaneous.
                  --------------

               16.1 Tax Withholding.  The Company shall have the right to deduct
                    ----------------
from any payment or settlement under this Plan, including, without limitation, the exercise of any Stock Option, or the delivery or vesting of any shares of Common Stock, Restricted Stock, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

               16.2 No Right to  Employment.  Neither the adoption of this Plan,
                   -------------------------
the granting of any Award, nor the execution of any Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

               16.3 Unfunded  Plan.  This Plan shall be unfunded and the Company
                    ---------------
shall not be required to segregate any assets in connection with any Awards. Any liability of the Company to any person with respect to any Award or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of this Plan or any such Award or Award Agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in this Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof, any Permitted Assignee or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary, any Permitted Assignee or any other person.


               16.4 Payments to a Trust. The Committee is authorized to cause to
                    -------------------
be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under this Plan.

               16.5 Other Company Benefit and  Compensation  Programs.  Payments
                    -------------------------------------------------
and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's Compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of this Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

               16.6 Listing,  Registration and Other Legal Compliance.  No Award
                    --------------------------------------------------
shall be made and no shares of the Common Stock shall be issued under this Plan, and no assignment of a Non-Qualified Stock Option to a Permitted Assignee shall be made, unless legal counsel for the Company shall be satisfied that such issuance or assignment will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment of any Award, share issuance or assignment of Non-Qualified Stock Options, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Stock and/or Common Stock delivered under this Plan may be subject to such stock transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the SEC, and the Nasdaq, or any stock exchange on which the Common Stock is listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such share certificates to make appropriate reference to such restrictions. In addition, if, at any time specified herein (or in any Award Agreement) for (a) the making of any determination, (b) the issuance or other distribution of Restricted Stock and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary, any Participant (or any designated beneficiary or other legal representative) or any Permitted Assignee to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. If at any time and from time to time the Committee determines, in its sole discretion, that the listing, registration or qualification of any Award, or any Common Stock or property covered by or subject to such Award, upon the Nasdaq or any stock exchange, or under any foreign, federal, state or local securities or other law, rule or regulation is necessary or desirable as a condition to or in connection with the granting of such Award or the issuance or delivery of Restricted Stock and/or Common Stock or other property under such Award or otherwise, no such Award may be exercised or settled, or paid in Restricted Stock, Common Stock or other property, unless such listing, registration or qualification shall have been effected free of any conditions that are not acceptable to the Committee.

               16.7 Award Agreements.  Each Participant receiving an Award shall
                    ----------------
enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein.

               16.8 Designation of Beneficiary. Each Participant to whom an
                    ---------------------------
Award has been made may designate a beneficiary or beneficiaries to receive any payment which under the terms of this Plan and the relevant Award Agreement may become payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under this Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

               16.9 Leaves of Absence/Transfers. The Committee shall have the
                    ---------------------------
power to promulgate rules, policies and regulations and to make determinations, as it deems appropriate, under this Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

               16.10 Governing Law. This Plan and all actions taken
                    ---------------
thereunder shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to principles of conflict of laws. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of this Plan.

               16.11 Effective Date. This Plan became effective as of
                     -------------
February 15, 2002, subject to the condition of its approval by a majority of the Company's shareholders at the Company's 2002 Annual Meeting of Shareholders.

X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                              FIRST COMMERCE BANK

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS
                         Annual Meeting of Stockholders
                            April 23, 2002 5:00 p.m.

     The undersigned holder of Common Stock of First Commerce Corporation (the Company), revoking all proxies heretofore given, hereby constitutes and appoints the official proxy committee of the Company, comprised of all of the members of the Board of Directors of the Company, each with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote all of the undersigneds shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2002 Annual Meeting of Stockholders of First Commerce Corporation, to be held at the Levine Museum of the South, 200 East 7th Street, Charlotte, North Carolina, on April 23, 2002 at 5:00 P.M., Eastern Daylight Time, and at any adjournments or postponements thereof.

1. The election as directors of all nominees listed below, except as marked to the contrary.

                               With-                    For All
     For [  ]                  hold  [  ]               Except   [  ]

     01) G. Dixon Handshaw, 02) Harriet A. Kaplan, 03) Earl D. Leake 04) William
     G. Loeffler and 05) William G. Staton who will serve as directors until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified

INSTRUCTION: To withhold authority to vote for any nominee(s), mark For All Except and write that nominee(s) name(s) in the space provided below.

--------------------------------------------------------------------------------

2. The ratification and approval of the appointment of McGladrey & Pullen LLP, as the Banks independent auditor for the fiscal year ending December 31, 2002.

     For [  ]                  Against  [  ]              Abstain   [  ]


3. The approval of the First Commerce Corporation Omnibus Stock and Incentive Plan.

     For [  ]                  Against  [  ]              Abstain   [  ]


4. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.  [  ]

     If no instructions are specified above, this proxy will be voted FOR each of the proposals listed.

     PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, write in the full corporate or partnership name and have the President or other authorized officer sign. If shares are held jointly, each holder should sign, but only one signature is required.


                   ------------------------------------------
                         Please be sure to sign and date
                          this Proxy in the box below.


                   ------------------------------------------
                                      Date

                   ------------------------------------------
                             Stockholder sign above


                   ------------------------------------------
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                              FIRST COMMERCE BANK

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


----------------------------------------------------

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